UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2011

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 16, 2011, Lantheus Medical Imaging, Inc. (the “Company”) announced that its previously announced consent solicitation (the “Solicitation”), with respect to a proposed amendment to the indenture (the “Indenture”) governing the Company’s outstanding $250 million in aggregate principal amount of 9.750% Senior Notes due 2017 (the “Notes”), expired at 5:00 p.m., New York City time, on March 14, 2011 (the “Expiration Time”). As of the Expiration Time, $250 million aggregate principal amount of the Notes, representing 100% of the aggregate principal amount of Notes outstanding, validly delivered a duly executed consent for the proposed amendment. A copy of the press release related to the Solicitation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the terms of the Solicitation, the Company entered into a supplemental indenture to amend the Indenture (the “First Supplemental Indenture”), dated as of March 14, 2011, among the Company, the guarantors party thereto, and Wilmington Trust FSB, as trustee to the Indenture. The First Supplemental Indenture modifies the restricted payments covenant to provide for a $150 million restricted payments basket and enable the Company to undertake an offering of additional notes under the Indenture and use the proceeds to make a distribution to its immediate parent company and indirectly to its ultimate parent company, Lantheus MI Holdings, Inc. (“Holdings”) to allow Holdings to, among other things, repurchase the remainder of Holdings’ outstanding preferred stock and to pay a dividend on its common stock to Holdings’ common securityholders.

As part of the Solicitation, the Company will make a cash payment (the “Consent Payment”) of $15 per $1,000 in principal amount of Notes to each Holder who has validly delivered a consent on or prior to the Expiration Time and who has not revoked that consent prior to the Expiration Time in accordance with the procedures described in the Consent Solicitation Statement (the “Solicitation Statement”). The Company’s obligation to make the Consent Payment is contingent upon, among other things, satisfaction or waiver, where possible, of the conditions outlined in the Solicitation Statement, including the consummation, no later than April 28, 2011, of an offering of $150.0 million aggregate principal amount of additional notes issued pursuant to the Indenture for the purpose of financing a Restricted Payment (as such term is defined in the Indenture). The First Supplemental Indenture will become operative only upon satisfaction or waiver, where possible, of such conditions, including delivery of the Consent Payment.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the First Supplemental Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Indenture.

Item 3.03               Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 7.01               Regulation FD Disclosure.

Proposed Offering of New Notes

In a preliminary offering memorandum distributed to prospective investors in connection with the proposed private offering described under Item 8.01 of this Current Report on Form 8-K, the Company disclosed certain information to such prospective investors. Pursuant to Regulation FD, the Company is furnishing such information attached hereto as Exhibit 99.2. This information supplements previously reported information.

The information included under this Item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Some of the statements contained in this information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about the Company’s plans, strategies, prospects and industry estimates. These statements identify prospective information and include words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “should,” “predicts,” “hopes” and similar expressions.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

Any forward-looking statement made by the Company herein speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 8.01                                             Other Events.

Proposed Offering of New Notes

On March 16, 2011, the Company issued a press release announcing that it proposes to offer, subject to customary conditions, $150 million in aggregate principal amount of its 9.750% Senior Notes due 2017 (the “New Notes”) as “additional notes” under the Indenture. A press release describing the proposed offering of New Notes is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits.
4.1

First Supplemental Indenture, dated as of March 14, 2011, among Lantheus Medical Imaging, Inc., Lantheus MI Intermediate, Inc. and Lantheus MI Real Estate, LLC as guarantors, and Wilmington Trust FSB, as trustee.

99.1	Press Release, dated March 16, 2011, related to Existing Notes Solicitation.
99.2	Excerpt from Preliminary Offering Memorandum.
99.3	Press Release, dated March 16, 2011, related to Proposed Offering of New Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Vice President and General Counsel

Date: March 16, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits.
4.1

First Supplemental Indenture, dated as of March 14, 2011, among Lantheus Medical Imaging, Inc., Lantheus MI Intermediate, Inc. and Lantheus MI Real Estate, LLC as guarantors, and Wilmington Trust FSB, as trustee.

99.1	Press Release, dated March 16, 2011, related to Existing Notes Solicitation.
99.2	Excerpt from Preliminary Offering Memorandum.
99.3	Press Release, dated March 16, 2011, related to Proposed Offering of New Notes.